EXHIBIT 99.1

                           Military Resale Group, Inc.
                              2180 Executive Circle
                        Colorado Springs, Colorado 08906

                                                              August 15, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Military Resale Group, Inc.
     Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                             Very truly yours,

                                             Military Resale Group

                                             By:  /s/ ETHAN D. HOKIT
                                                  -----------------------
                                                  Name: Ethan D. Hokit
                                                  Title: President